EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION

906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Totaligent, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward C. DeFeudis, Chief Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2026	By:	/s/ Edward C. DeFeudis
Edward C. DeFeudis
Chief Financial Officer (Principal Financial and Accounting Officer)